               EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Announces an Option Agreement on the Guadalupe de los Reyes Project

Denver, Colorado, October 24, 2017 – Vista Gold Corp. (TSX & NYSE American: VGZ) (“Vista” or the “Company”) today announced that, together with its wholly-owned subsidiaries Minera Gold Stake Holdings Corp., Granges Inc. and Minera Gold Stake, S.A. de C.V. (“MGS”), it has entered into an agreement (the “Option Agreement”) to option our interest in the Guadalupe de los Reyes gold and silver project in Sinaloa, Mexico (the “GdlR Project”) to Minera Alamos Inc. and its subsidiary Minera Alamos de Sonora S.A. de C.V. (“Minera Alamos”).

Pursuant to the terms of the Option Agreement, Vista has granted Alamos an exclusive right and option right to earn a 100% interest in the GdlR Project by:

•

making payments totaling $6,000,000 comprised of a payment of $1,500,000 made at the execution of the Option Agreement (“Option Grant Date”), two successive payments of $1,500,000 each to be made at the one-year and two-year anniversaries of the Option Grant Date; and a final $1,500,000 payment to be made before the four-year anniversary of the Option Grant Date;

•	maintaining the concessions comprising the GdlR Project in good standing;
•	fulfilling all of the obligations of MGS to the Ejido La Tasajera (the “Ejido”) as set out in the temporary occupation contract between MGS and the Ejido;
•

granting Vista a capped NSR royalty on production from open pit mining (the “Open Pit NSR”) at rates that range from 1% (at gold prices of $1400/oz or less) to a maximum of 2% (at gold prices above $1600/oz) up to an aggregate of $2,000,000 in royalty payments;

•

granting Vista a perpetual NSR royalty on production from underground mining (the “Underground NSR”) at rates that range from 1% (at gold prices of $1400/oz or less) to a maximum of 2% (at gold prices above $1600/oz); and

•	granting Vista the right to assume a 49% non-carried interest in an underground project if Minera Alamos decides to develop an underground mine at the GdlR Project (the “Back-in Right”).

The Option Agreement provides that all cash payments are non-refundable and optional to Minera Alamos, and in the event Minera Alamos fails to pay any of the required amounts as set out in the Option Agreement, or fails to comply with its other obligations, the Option Agreement will terminate and Minera Alamos will have no interest in the GdlR Project. Provided it is not in breach of the Option Agreement, Minera Alamos may at its discretion advance the above payment schedule.

Subject to Minera Alamos timely making all the option payments, and fulfilling its other obligations with respect to the Option Agreement, Vista will transfer 100% of the ownership of the GdlR Project to Minera Alamos and the Open-Pit NSR and Underground NSR will be granted to Vista.

If Minera Alamos discovers, and decides to develop, an underground mine at the GdlR Project and Vista exercises the Back-in Right, Vista and Minera Alamos have agreed to form a joint venture to develop and operate the underground mine.  If the joint venture is formed, the Underground NSR will terminate.

Frederick H. Earnest, Vista’s President and CEO, commented, “We are pleased to have Minera Alamos as a partner in the GdlR Project. We believe they have the requisite experience and skill to succeed in Mexico, and we are very supportive of their commitment to develop the GdlR Project.

“The Option Agreement preserves the upside of the GdlR Project for Vista shareholders by maintaining exposure to the underground potential as well as providing near-term non-dilutive strength for our balance sheet.”

All dollar amounts in this press release are expressed in U.S. dollars.

About Minera Alamos

Minera Alamos is an advanced stage exploration and development company.  Its portfolio of Mexican projects includes the La Fortuna open pit gold project in Durango and the Los Verdes open pit copper-molybdenum project in Sonora.

About Vista Gold Corp.

The Company is a well-funded gold project developer. Our principal asset is our flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is one of the largest known undeveloped gold projects in Australia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that Minera Alamos will have no interest in the GdlR Project if the Option Agreement terminates; the receipt of any future payments and the grant of the Open-pit NSR and the Underground NSR pursuant to the terms of the Option Agreement; the entry into a joint venture agreement on acceptable terms, if at all, if we exercise the Back-in Right; our belief that Minera Alamos has the requisite experience and skills to succeed in Mexico and its committed to developing the GDLR Project; our belief that we are preserving the upside of the GdlR Project for Vista shareholders by maintaining exposure to the underground potential; and our expectation that the transaction will strengthen our balance sheet are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our discussions with Minera Alamos, our approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 22, 2017 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.